UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2004

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

22 Water Street, Cambridge, MA		02141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 492-4040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                              Results of Operation and Financial Condition.

On October 21, 2004, Mac-Gray Corporation announced its financial results for the quarter ended September 30, 2004.  A copy of the press release announcing the financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.  This Current Report on Form 8-K and the exhibit hereto are furnished pursuant to Item 2.02 of Form 8-K and are not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

Item 9.01                                                 Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press release dated October 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2004	MAC-GRAY CORPORATION

	By:	/s/ Michael J. Shea
Michael J. Shea
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 21, 2004